                                                                    Exhibit 10.3


                                 Schedule 4.16

                      PATENT STATUS OF BLSI TECHNOLOGIES

Schedule 4.16
                              Application
             Year     Year      Serial      Patent
Technology   filed   issued     Number      Number     Title                                                      Comments
====================================================================================================================================
Therafectin   N/A    1994         N/A      5,298,494   Monosaccharides having anti-proliferation and
                                                       anti-inflammatory activity,
                                                       compositions and uses thereof                              Use/manufacturing
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Altropane     N/A    1996         N/A      5,493,026   Substituted 2-Carboxyalkyl-3-(Flurophenyl)-8-
                                                       (3-Halopropen-2-YL) Nortropanes                            Composition
                                                       and their use as imaging for neurodegenerative disorders
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Troponin      N/A    1998         N/A      5,837,680   Pharmaceutical compositions comprising troponin subunits,
                                                       fragments and analogs thereof and methods of               Use
                                                       their use to inhibit angiogenesis
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AF-1          1997             08/916,642              Trophic factors for CNS Regeneration                       Use/composition
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Inosine       1997             08/921,902              Methods for Modulating the Axonal Outgrowth of CNS Neurons Use
------------------------------------------------------------------------------------------------------------------------------------
C-maf         1996             08/636,602              Methods and Compositions for Regulating T-cell subsets     Composition/Use
                                                       by Modulating Transcription Factor Activity
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
All patents have been filed and maintained in all major territories worldwide. In the case of issued patents, these refer to US only. Foreign patents have not yet been issued.